                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 31, 1996

                      TRUMP HOTELS & CASINO RESORTS, INC.
                 ---------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                      1-13794                       13-3818402
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
           of incorporation)                                 Identification No.)

Mississippi Avenue and The Boardwalk
      Atlantic City, New Jersey                                  08401
-----------------------------------------------------      ----------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:   (609) 441-6060




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ITEM 1 TO ITEM 4:  None.


ITEM 5:  Other Events.
         ------------

On January 31, 1996, Trump Hotels & Casino Resorts, Inc. ("THCR"), a Delaware corporation and the general partner of Trump Hotels & Casino Resorts Holdings, L.P., THCR Merger Corp., a wholly owned subsidiary of THCR, and Taj Mahal Holding Corp. ("Taj Holding"), amended the Agreement and Plan of Merger which they had entered into on January 8, 1996.

Reference is made to (i) the Amendment to the Agreement and Plan of Merger and
(ii) the joint press release of THCR and Taj Holding, dated February 1, 1996, attached as Exhibits hereto. Both Exhibits are incorporated herein by reference.


ITEM 6 TO ITEM 8:  None.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUMP HOTELS & CASINO RESORTS, INC.



February 1, 1996                        /s/ Nicholas L. Ribis
                                        ------------------------
                                  By:   Nicholas L. Ribis
                                  Title:  President and Chief Executive Officer
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                                 EXHIBIT INDEX

                                                                 Sequentially
Exhibit No.             Description                              Numbered Page
----------              -----------                              -------------
2.1.1                   Amendment to Agreement and
                        Plan of Merger by and among
                        Trump Hotels & Casino Resorts,
                        Inc., Taj Mahal Holding Corp.
                        and THCR Merger Corp., dated
                        January 31, 1996

99.1                    News Release of Trump
                        Hotels & Casino Resorts, Inc. and
                        Taj Mahal Holding Corp., dated
                        February 1, 1996